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                                                                    Exhibit 10.4
                                  Amendment 1


     This Amendment ("Amendment"), dated as of November 28, 1995, shall be:

     AMENDMENT NO. 1 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 1995 (the "Credit Agreement"), among SPELLING ENTERTAINMENT GROUP INC. a Delaware corporation, AND ITS SUBSIDIARIES, as Borrowers, and VIACOM INC., a Delaware corporation, as Lender.

     WITNESSETH;

     WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend such agreement to increase the amount of revolving credit available thereunder.

     NOW THEREFORE, the parties hereto agree as follows:

     SECTION 1. Amendment.

     (a) The definition of Stated Amount of Revolving Credit in Section 1.52 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     "1.52 "Stated Amount of Revolving Credit" means, at any date, the lesser of (a) One Hundred Forty Million Dollars ($140,000,000) or (b) such lesser amount (in an integral multiple of $1,000,000) specified by irrevocable written notice from the Borrowers to the Lender permanently reducing the Stated Amount of Revolving Credit."

     (b) Concurrent with the execution of this Amendment, Borrowers shall deliver to Lender an amended Revolving Note in the form attached hereto, which Revolving Note shall replace the Revolving Note dated as of January 31, 1995 previously delivered by the Borrowers.

     (c) The first sentence of Section 3.2.2 Facility Fee is hereby amended by deleting it in its entirety and replacing it with the following:

     "Borrowers (jointly and severally) agree to pay to Lender, payable annually on January 31 of each year, a facility fee equal to Four Hundred Eighty Thousand Dollars ($480,000) per annum (i.e., .20% of $240,000,000)."

     SECTION 2. Effectiveness.

     This Amendment, when executed by the Borrowers and the Lender, will be effective as of the date first above written.


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     SECTION 3. Representations and Warranties. Each Borrower and Guarantor
hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Credit Agreement.

     SECTION 4. Miscellaneous.

     (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     (c) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     (d) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with the laws of the State of New York with respect to contracts entered into and performed wholly within such state.

     SECTION 5. Guarantor Confirmation.

     By signing below, each of the Guarantors hereby agrees to the terms of the foregoing Amendment and confirms that the Guarantee remains in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                 BORROWERS AND GUARANTORS
                 ------------------------

                 SPELLING ENTERTAINMENT GROUP INC.
                 SPELLING ENTERTAINMENT INC.
                 AARON SPELLING PRODUCTIONS, INC.
                 LAUREL ENTERTAINMENT, INC.
                 SPELLING FILMS INTERNATIONAL INC.
                 SPELLING TELEVISION INC.
                 TORAND PRODUCTIONS INC.
                 WORLDVISION ENTERPRISES, INC.
                 HAMILTON PROJECTS, INC.
                 REPUBLIC ENTERTAINMENT INC.
                 REPUBLIC DISTRIBUTION CORPORATION
                 REPUBLIC PICTURES TELEVISION
                 By:   REPUBLIC ENTERTAINMENT INC.
                 ITS:  GENERAL PARTNER
                 VIRGIN INTERACTIVE ENTERTAINMENT,  INC.


                 By: /s/ Thomas P. Carson
                 As an authorized officer of each of the foregoing


                 LENDER

                 VIACOM INC.

                 By: /s/ Vaughn A. Clarke
                     Senior Vice President, Treasurer
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                                 REVOLVING NOTE

$140,000,000                                           as of November 28, 1995

     FOR VALUE RECEIVED, each of the undersigned, Spelling Entertainment Group Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries listed on the signature page hereof (together with the Company, the "Borrowers"), jointly and severally, hereby promises to pay Viacom Inc. (the "Lender") or order, on the Final Loan Maturity Date (as defined in the Amended and Restated Credit Agreement referred to below), the aggregate unpaid principal amount of the loans made by the Lender to the Borrowers pursuant to the Amended and Restated Credit Agreement. The Borrowers jointly and severally promise to pay daily interest, computed as provided in such Amended and Restated Credit Agreement, on the aggregate principal amount of such loans from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Amended and Restated Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest and fees at the rate specified in such Amended and Restated Credit Agreement, all such interest being payable at the times specified in such Amended and Restated Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

     Payments hereunder shall be made to Lender at such account of Lender as is specified by Lender in writing from time to time.

     This Revolving Note evidences borrowings under, and is entitled to the benefits and security of, and is subject to the provisions of, the Amended and Restated Credit Agreement dated as of January 31 1995, as from time to time in effect (the "Amended and Restated Credit Agreement"), among the Borrowers and Lender and the Security Documents (as defined in the Amended and Restated Credit Agreement). The principal of this Revolving Note is prepayable in the amounts and under the circumstances set forth in the Amended and Restated Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Amended and Restated Credit Agreement. Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     In case an Event of Default shall occur and be continuing, the entire principal of this Revolving Note may become or be declared due and payable in the manner and with the effect Provided in the Amended and Restated Credit Agreement.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE STATE OF NEW YORK.

     The parties hereto, including the Borrowers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with

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the delivery, acceptance, performance and enforcement of this Revolving Note, except as specifically otherwise provided in the Amended and Restated Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

                 BORROWERS
                 ---------

                 SPELLING ENTERTAINMENT GROUP INC.
                 SPELLING ENTERTAINMENT INC.
                 AARON SPELLING PRODUCTIONS, INC.
                 LAUREL ENTERTAINMENT, INC.
                 SPELLING FILMS INTERNATIONAL INC.
                 SPELLING TELEVISION INC.
                 TORAND PRODUCTIONS INC.
                 WORLDVISION ENTERPRISES, INC.
                 HAMILTON PROJECTS, INC.
                 REPUBLIC ENTERTAINMENT INC.
                 REPUBLIC DISTRIBUTION CORPORATION
                 REPUBLIC PICTURES TELEVISION
                 BY:   REPUBLIC ENTERTAINMENT INC.
                 ITS:  GENERAL PARTNER
                 VIRGIN INTERACTIVE ENTERTAINMENT, INC.


                 By: /s/ Thomas P. Carson
                     As an authorized officer of each of the foregoing

                 5700 Wilshire Boulevard
                 Los Angeles, California 90036